UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014 (June 4, 2014)

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall, Suite 1800	79701
Midland, Texas	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") by Legacy Reserves LP ("Legacy") on June 4, 2014 in connection with its acquisition from WPX Energy Rocky Mountain, LLC, a subsidiary of WPX Energy, Inc. ("WPX") of certain oil and natural gas properties located in the Piceance Basin in Garfield County, Colorado for a net purchase price of $360.0 million, which was completed on June 4, 2014 (referred to as the "WPX Acquisition Properties"). The Current Report on Form 8-K filed June 4, 2014 is being amended by this Amendment No. 1 to include audited financial statements and information required by Item 9.01(a) and to provide unaudited pro forma financial information as required by Item 9.01(b) of Form 8-K in connection with the WPX Acquisition Properties. No other amendments to the Form 8-K filing on June 4, 2014 are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
The statements of revenues and direct operating expenses, including notes thereto, for the oil and natural gas properties acquired by Legacy from WPX Energy Rocky Mountain, LLC for the year ended December 31, 2013 and for the three months ended March 31, 2014 and 2013, and the independent auditor's report related thereto, is attached hereto as Exhibit 99.1 and incorporated by reference.

(b)	Pro forma financial information.
The unaudited pro forma combined balance sheet at March 31, 2014 which gives effect to the acquisition of the WPX Acquisition Properties, and the unaudited combined pro forma statements of operations for the year ended December 31, 2013 and for the three months ended March 31, 2014, which give effect to the acquisition of the WPX Acquisition Properties, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Auditors - BDO USA, LLP
Exhibit 99.1 *
The statements of revenues and direct operating expenses, including the notes thereto, for the WPX Acquisition Properties for the year ended December 31, 2013 and for the three months ended March 31, 2014 and 2013.

Exhibit 99.2 *
The unaudited pro forma combined balance sheet at March 31, 2014, which gives effect to the acquisition of the WPX Acquisition Properties, and the unaudited combined pro forma statements of operations for the year ended December 31, 2013 and for the three months ended March 31, 2014, which give effect to the acquisition of the WPX Acquisition Properties.

* filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its General Partner

Date: August 14, 2014	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Auditors - BDO USA, LLP
Exhibit 99.1 *
The statements of revenues and direct operating expenses, including the notes thereto, for the WPX Acquisition Properties for the year ended December 31, 2013 and for the three months ended March 31, 2014 and 2013.

Exhibit 99.2 *
The unaudited pro forma combined balance sheet at March 31, 2014, which gives effect to the acquisition of the WPX Acquisition Properties, and the unaudited combined pro forma statements of operations for the year ended December 31, 2013 and for the three months ended March 31, 2014, which give effect to the acquisition of the WPX Acquisition Properties.

* filed herewith